UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JPMorgan China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2014 through June 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual Report

June 30, 2014 (Unaudited)

OBJECTIVES

JPMorgan China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. Renminbi denominated China A-shares, which are listed in China, are available for acquisition by the Fund by direct investment up to $20m and by indirect investment up to 10% of the Fund’s total assets through exposure to China A-share investment companies. It is intended that the Fund will maintain a $20m direct investment in China A-shares. Further details on China A-shares are provided in note 7(iii) of the Notes to Financial Statements on page 24.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’). Funds under management for the global asset management business of JPMAM were US$1.7 trillion as of June 30, 2014.

The Fund’s lead portfolio manager is Emerson Yip, a Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would,” or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jpmchinaregionfund.com

2	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

HIGHLIGHTS (unaudited)

	JUNE 30, 2014 US$ (Unaudited)	DECEMBER 31, 2013 US$ (Audited)
Net Assets	$111.2 million	$111.4 million
Net Asset Value Per Share	$17.25	$17.28

Market Data
Share Price on the New York Stock Exchange	$15.18	$15.16
Discount to Net Asset Value	12.0%	12.3%

Total Return for the Six Months Ended June 30, 2014
Net Asset Value		(0.2)%
Share Price		0.2%

JFC Benchmark Index*		1.5%
Previous Benchmark Index**		4.1%
MSCI Hong Kong Index (Total)		4.6%
MSCI China Index (Total)		(0.5)%
MSCI Taiwan Index (Total)		11.6%
CSI 300 Index (Total)		(8.2)%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: 80% MSCI Golden Dragon Index (Net) 20% CSI 300 Index (Net). Prior to October 1, 2013, 80% MSCI Golden Dragon Index (GDR) +20% CSI 300 Index (Total). Prior to April 13, 2012, the MSCI Golden Dragon Index (Total). At December 31, 2011 the MSCI Golden Dragon Index (Total) comprised 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total). Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.
**	Previous Benchmark Index: MSCI Golden Dragon Index (Total).
***	Commencement of operations.

Source: J.P. Morgan Asset Management.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	3

CHAIRMAN‘S STATEMENT

JUNE 30, 2014

Dear fellow Stockholder,

Performance

The Greater China markets showed a divergence in performance over the six months to June 30, 2014. China A-shares fell by over 8% during the period given continued macro uncertainty (such as concerns over debt, deleveraging and slower growth) which weighed on the domestic markets. Offshore China markets were flat over the period, although showed signs of a pick-up towards the middle of the year. Hong Kong and Taiwan fared better. The Taiwan market was boosted by the performance of technology stocks, particularly those linked to the Apple supply chain.

Against this backdrop, the Fund’s net asset value (‘NAV’) total return declined 0.2% in the six months to June 30, 2014, underperforming its benchmark which rose by 1.5% over the same period. The underperformance relative to the benchmark was primarily attributable to stock selection in China (particularly in A-shares) and in Hong Kong, further details of which are provided in the Investment Advisor’s Report on pages 5 to 7 of this report. Over the same period, the Fund’s share price rose by 0.2%, which when compared against the Fund’s NAV total return resulted in a narrowing of the discount from 12.3% to 12.0%.

Leverage

On February 25, 2013, the Fund renewed its $17.5m credit facility with Scotiabank (Ireland) Ltd (‘Scotiabank’) for a further two year period. Under this arrangement, Scotiabank provides a secured, committed credit facility which can be utilized at any time. This financing arrangement gives the Investment Advisor the flexibility to manage tactically borrowed monies at its discretion under the close supervision of the Board. Since the beginning of the reporting period and up to June 30, 2014 the

Fund’s equity exposure ranged from 111.0% to 112.5%, and at the time of writing is 111.7%.

Outlook

The macro environment in the Greater China region is expected to continue to stabilise in the third quarter, as the impact of the second quarter’s mini-stimulus measures begins to feed through. On the structural reform front, the Fund Investment Advisor’s expectations have been readjusted, with 2014 now believed to be the preparation — instead of execution — year for deep structural reforms, such as state-owned enterprise reform and the breakup of some monopolies, while those reforms considered to be low-hanging fruits — resource price reforms and cutting government controls — have already been carried out. 2015-16 is expected to be the critical period for these major reforms to be launched, after the new leadership carries out the much-needed anti-corruption campaigns in 2013-14.

The Investment Advisor remains broadly optimistic on its principal portfolio themes. China will sacrifice quantity of growth for quality of growth during a de-leveraging and reform process, while Technology related exporters in Taiwan should continue to see positive earnings revisions. They believe that we are well under way in terms of the healing process of China. Valuations are cheap, earnings have stabilized, news flow is not deteriorating, reform is real and mini-stimulus measures are being introduced to support the overall economy. From a bottom-up stock selection basis, your Board believes that the Fund’s Investment Advisor continues to have interesting ideas that are leveraged to the region’s secular growth and the Chinese government’s reform agenda.

Respectfully submitted

The Rt. Hon. The Earl of Cromer

Chairman

August 28, 2014

For more information please refer to the Fund’s website at www.jpmchinaregionfund.com

4	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

INVESTMENT ADVISOR’S REPORT

In the first half of 2014, the Fund achieved a total return on net assets of -0.2% (in USD terms), underperforming the benchmark return of 1.5% by 1.7%.

During the review period most of the underperformance came from stock selection, whilst country allocation was flat. Stock selection within China A-shares and Hong Kong was the main detractor, whilst Taiwanese stock picks added value.

Our overweight in stocks that support the Apple iPhone supply chain rose strongly on the back of strong order demand. This included names such as optical lens manufacturer Largan Precision and Advanced Semiconductor Engineering.

In China, our position in the recent IPO of e-commerce retailer JD.COM also contributed to performance as the stock moved up sharply upon listing. Tencent, a core holding, rallied further over the period as the mobile and online gaming business continued to drive revenue growth, especially with the launch of new products and services in China.

On the negative side, stock selection in China over the period was weak. Our overweight in China Cinda Asset Management, which is involved in restructuring distressed assets, was a key detractor from performance. The stock fell due to concerns over its exposure to a slowing economy and to a weaker property market. Our holdings in China Oilfield Services and A-share stock Yantai Jereh Oilfield Services were key detractors as the market remained concerned that leasing rates may decline, although recent results showed a strong operating environment. The environmental stocks in the Fund, such as Huaneng Renewables, underperformed over the first half of 2014.

China

Market Performance

Chinese equities fell in the first quarter of 2014, with offshore-listed equities down 5.8%. Most of the decline took place in January when the US Federal Reserve Board announced the tapering of its quantitative easing programme which renewed concerns about emerging market currencies. The gradual decline in interbank rates from their fourth quarter high did not alleviate market concerns over slowing growth, cases of trust/bond defaults and lack of evidence for solid structural reforms. Economic-sensitive sectors such as financials, consumer discretionary and commodities/industrials lagged, while structural growth sectors such as internet and health care outperformed. On the macro front, growth was negatively affected by a crackdown on the country’s shadow banking system. New total social financing in the first two months was down 3% year on year (‘y/y’), but off-balance sheet credit was down 19% y/y, affecting property developers and Local Government Finance Vehicles who rely heavily on shadow banking for their financing needs. Industrial production growth in the first two months moderated to 8.6% y/y vs. December’s 9.7%, one of the lowest growth rates since the global financial crisis. Retail sales growth in January-February was 11.8% y/y vs. December’s 13.6%. Fixed asset investment in the same period also weakened to 17.9% y/y growth vs. December’s 19.6%. Earnings revisions turned negative vs. the fourth quarter of 2013, led mainly by cyclicals, such as Technology, Transportation and Auto, or reform targets, such as Telecoms and Energy. Upward revisions were in Healthcare or falling cost beneficiaries such as utilities.

Chinese equities rose in the second quarter of 2014, with offshore-listed equities up 3.4%. Markets were volatile, with initial weakness in April due to weak macro data, followed by a recovery, helped by a series of mini stimulus policy measures. Economic-sensitive sectors such as banks, brokerage and autos outperformed, while defensives such as staples and healthcare lagged. Internet stocks rebounded due to strong earnings visibility, after a sharp global style shift led the stock lower in March/April. On the macro front, growth stabilised in the second quarter,

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR’S REPORT (continued)

following a weak first quarter. The Chinese government initiated a series of mini-stimulus measures. On the fiscal side, these policies included a rise in railway capex and an acceleration in shantytown renovation through increased funding. On the monetary policy front, they included a targeted reserve requirement ratio cut and loan/deposit ratio relaxation, as well as further tax reliefs for small and medium enterprises. Overall, monetary conditions have improved, with loan growth accelerating to 13.9% y/y in May from 13.7% in April. Industrial production growth rebounded to 8.8% y/y in May after reaching a post-global financial crisis low of 8.7% in April. Retail growth followed a similar pattern, rebounding to 12.5% in May from 11.9% y/y in April. Fixed asset investment, at 17.2% in May and 17.3% in April, reached one of the lowest levels since the global financial crisis, mainly dragged lower by weakness in property fixed asset investment, up 10% y/y in May. Earnings revisions continued their negative trend, led mainly by the staples and materials sectors, which were impacted by the slowing economy, and telecommunications, which was affected by reforms. Upward revisions were seen in information technology and beneficiaries of lower raw material costs, such as utilities.

A-shares

In the first quarter of 2014, the A-share market pulled back, with the CSI 300 Index down 7.9%. Initially the market fell on the back of US tapering announcements, but a weak PMI figure and tightened liquidity led to many cyclical sectors, such as energy and industrials, facing strong headwinds. As the quarter went on the China onshore market continued to fall, as the RMB depreciated and macro leading indicators showed a slowing in the mainland economy. Sectors that had outperformed such as Information Technology and Healthcare were also under pressure of profit taking.

In the second quarter of 2014 the domestic A-share market (CSI 300 Index) finished up 0.9%. It was a volatile start to the quarter, with markets rallying at the start of April, after the long-awaited announcement of the “Shanghai-Hong Kong Stock Connect” program allowing wider mutual participation of investors in these two markets. However, this was soon offset by the worry over a further economic slowdown and slightly weaker than expected corporate earnings in the first quarter of 2014. The government announced several loosening policies but mostly on specific sectors rather than a full scale stimulus plan. As the quarter moved on, the A-share market rallied on the back of improving economic fundamentals, as economic data exceeded expectations while modest loosening continued, including targeted cuts in reserve requirement ratios and incremental relaxation of property restrictions.

Market Outlook

We expect the macro environment to stabilise going into the second half of the year, mildly rebounding from the first-quarter low. This is likely to be underpinned by selective easing recently initiated by the government, such as increased infrastructure spending, a pickup in social housing and tax cuts for small and medium enterprises. Overall, we expect growth to remain at the low end of the 7-8% GDP range when the new leadership carries out structural reforms to improve quality of growth. On the structural reform front, we believe 2014 will see solid progress made on the bold reform proposals set at the Third Plenum in November 2013. Supply-side reforms such as state-owned enterprise reform, breakup of monopoly, tax reduction, interest rate liberalisation and less government controls are needed to support growth, getting it onto a sustainable path, instead of heavily relying on demand-side management such as infrastructure spending or property sector policy swings. The market’s valuation at 8.5x forward one-year price to earnings, with earnings growth in the low teens, is

6	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

undemanding (vs. mid-cycle 12x). We believe the market could remain volatile as investors weigh up the impact of the reform-induced slowdown (including the crackdown on shadow banking, selected trust defaults and bond defaults) and the resulting better quality of growth.

Hong Kong

Market Performance

In the first quarter of 2014 Hong Kong equities retreated due to concerns over slowing economic growth in China, including credit bubble worries surrounding trust products and corporate bonds, coupled with talk of earlier-than-expected rate increases in the US. Macau gaming share prices sold off despite strong operating performance. The policy address was largely a non-event while the budget speech reaffirmed a strong fiscal position with only modest scaling back of one-time fiscal stimulus. A comment from the chief executive regarding the cancellation of a land sale programme for local resident buyers only triggered speculation of a roll-back of tightening measures. However, this turned out to be a false alarm as the government has not altered its stance on its property policy. While a couple of select urban land sites fetched higher-than-expected prices, land prices on the whole have fallen significantly year to date, with one site withdrawn due to insufficiently high bids. Moreover, home sellers in the secondary market dropped their asking prices following talk of US rate increases. On the office front, rent levels have stabilised, while vacancy rates have improved modestly. Despite strong quarterly growth in gaming revenues, including 13% growth for March off a high base and 20% growth for the quarter, there was profit-taking in the Macau gaming sector. Hong Kong banks reported generally positive operating results. However, it appears that the Hong Kong Monetary Authority is exerting pressure for banks to bolster their capital in case of a credit downturn. In response, BOC Hong Kong cut its dividend payout, which proved to be a disappointment to the market. Retail sales growth for January and February combined was up 7% year on year. Apparel, footwear and department store sales growth remained strong, while jewellery and cosmetics sales growth slowed.

Hong Kong equities rebounded sharply in the second quarter, due to a confluence of positive factors, including economic stabilisation in China, the announcement of the mutual market access agreement with the Shanghai stock exchange and a surprising drop in long-term US Treasury yields. Hong Kong equities outperformed Chinese equities as well as regional and global stock markets for the quarter. Transaction volumes in the primary residential market remained buoyant given pent-up demand and the aggressive pricing of new launches at a shrinking premium to secondary prices. Moreover, secondary prices resumed their upward climb, nearing the record-high level reached in March 2013. The retail sector came under pressure due both to weakening sales growth as well as potential policy risk. Retail sales for April and May fell 9.6% and 4.7% respectively, although both were impacted by the high base effect of the “gold rush” in 2013. The Chief Executive mooted the possibility of a 20% reduction in the number of individual tourists from mainland China.

Macau gaming shares suffered a correction, as a series of negative developments culminated in a year-on-year drop in gaming revenue of 4% in June, the first such drop since 2009. In particular, the high-roller segment of the market was hit hard owing to the aftermath of an intermediary that defaulted recently. Stricter enforcement of UnionPay machines and transit visas, as well as a full smoking ban, could also adversely impact growth.

Market Outlook

We are optimistic about the impact of China’s economic stabilization and reform program on Hong

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	7

INVESTMENT ADVISOR’S REPORT (continued)

Kong equities. However, there are significant headwinds created by political, policy and rate risks. The electoral reform controversy continues to garner headlines, but with a muted impact on economic activity. However, if the government response to electoral reforms fails to quell popular dissent, then the Occupy Central campaign may affect short-term business activity and long-term investor confidence. On the property front, while further clarification from the government has made it easier for households upgrading their property, there has been no change to the government’s overall stance. In fact, further price increases may force the government into implementing additional tightening measures. While we believe the 20% reduction in individual tourists may be overstated, measures could be introduced that would restrain arrival numbers primarily from lower-spending tourists. However, coupled with the trend of fewer high-spending tourists visiting Hong Kong, retail sales growth will remain under pressure. The long-term structural story of Macau remains healthy. However, the near-term picture remains clouded by slowing top-line growth, policy risks, and labour shortage and cost issues.

Given the current challenges facing domestic Hong Kong companies and the potential for rates to start increasing next year, we are biased towards companies geared towards China and abroad, with specific emphasis on quality of growth due to target market and competitive barriers.

Taiwan

Market Performance

After shrugging off several market shocks, including the collapse of Ukraine’s government, US Federal Reserve chair Janet Yellen’s indication of a possible rate rise in six months and home-grown protests over a trade deal with China, the TSWE Index hit new yearly highs, closing the first quarter of 2014 with a 2.8% gain. Among the major losers were finance stocks, down 5.5% quarter on quarter, as students continued to occupy Taiwan’s parliament, demanding the withdrawal of the services pact. This is expected to boost access of Taiwanese firms to China’s financial markets. China and Taiwan held government-to-government talks for the first time since 1949. Wang Yu-chi of Taiwan’s Mainland Affairs Council, which oversees the island’s China policy, met with his mainland Chinese counterpart, Zhang Zhijun, of China’s Taiwan Affairs Office. Taiwan’s economic monitoring indicator hit a 32-month high of 25 for February. The government expects it to be between 23-31 in March if the global economy continues to improve.

Despite local protests over free-trade agreement talks with China, protests in Vietnam impacting some Taiwanese companies, and issues in Ukraine, the TWSE Index finished the second quarter up 6% from the first quarter. A surge of liquidity into Taiwan pushed the TWSE Index to its highest level since 2007, as enthusiasm grew over local technology companies and a recovering economy boosted corporate earnings. Several global electronics brands such as Apple will unveil new models later this year, which would boost local suppliers’ shipments. The Technology sector outperformed. The construction sector closed down for the quarter as the government announced expanded measures to control rocketing housing prices by reducing the amount of money banks can lend to home buyers. Students ended their 24-day occupation of the Legislature in April, saying they had seen “critical progress” made in relation to their demands. Legislative speaker Wang Jin-Ping pledged to halt debate on the services trade pact with China until new oversight rules are passed. Benefiting from improving financials, consumption, trading and production, Taiwan’s economic monitoring indicator for April hit a three-year high of 29. The government expects real GDP growth of 3% this year. Taiwan’s consumer price index rose 1.6% y/y to 103.9 in May, while core inflation was up 1.5% y/y, hitting a 15-month high. The central bank left its key interest rates unchanged at its quarterly policymaking meeting.

8	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

Market Outlook

The improving global macroeconomic backdrop will be an important catalyst supporting Taiwan’s growth, as exports still equate to 70% of its GDP. Our belief is that US growth in 2014 is likely to be faster than in 2013, Europe is likely to post positive growth, and Japan’s 2014 GDP growth could accelerate from 2013. These three regions account for over 60% of Taiwan’s final export destination. The healthy global macro backdrop will drive earnings growth of another 10%-15% in 2014, following profit growth of 30%-40% in 2013. Overall, fundamentals remain strong and valuations are still modest. We remain overweight in Technology, Industrial and Consumption, and underweight in Financials, Telecoms and Petrochemicals. We expect many of our Technology holdings in Taiwan to benefit from inventory restocking following an inventory correction at the end of last year. The other key themes in Taiwan are a stabilisation in PC orders and a pickup in LCD demand. We should also benefit from an increase in demand for Apple’s products at the expense of Samsung.

Thanks to generally better-than-expected first quarter of 2014 results and positive guidance for the second half of 2014, the TWSE Index should continue to trend higher amid consolidation following strong gains in the first half of 2014. Technology should remain in focus. Sentiment over the Apple-related supply chain should remain healthy as the market widely anticipates restocking demand for the iPhone 6 to kick-in in the third quarter, with iWatch in the pipeline. Other themes that could come into focus include IoT (internet of things), automation and big data. While there are concerns about an inventory build-up in the technology sector, the current inventory level remains healthy. Overall, fundamentals remain strong and valuations are still modest. We remain overweight in technology, industrial and consumption, and underweight in financials, telecommunications and petrochemicals.

JF International Management Inc.

August 28, 2014

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	9

TOP TEN HOLDINGS

AT JUNE 30, 2014 (Unaudited)

% OF NET ASSETS
Taiwan Semiconductor Manufacturing Co., Ltd. (‘TSMC’)	7.3
Manufactures and markets integrated circuits. The company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

Tencent Holdings Ltd.	6.1
Provides internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China. Tencent also provides online advertising services.

China Construction Bank Corp. ‘A‘ ‘H‘	5.1
Provides a complete range of banking services and other financial services to individual and corporate customers. The bank’s services include retail banking, international settlement, project finance and credit card services.

AIA Group Ltd.	4.1
Offers insurance and financial services. The company writes life insurance for individuals and businesses, accident and health insurance, retirement planning and wealth management services.

China Petroleum & Chemical Corp. ‘A’ ‘H’	2.9
Refines, produces and trades petroleum and petrochemical products such as gasoline, diesel, jet fuel, kerosene, ethylene, synthetic fibers, synthetic rubber, synthetic resins and chemical fertilizers. Also, the Company explores for and produces oil and natural gas in China.

China Vanke Co., Ltd. ‘A’ ‘H’	2.6
A Property development company. The Company mainly develops residential properties in Shenzhen, Shanghai, Beijing, Tianjin, Tangshan, Shenyang, Nanjing, and other big cities in China.

Hutchison Whampoa Ltd.	2.4
Operates businesses in ports and related services, telecommunications, property and hotels, retail and manufacturing, and energy and infrastructure.

Industrial & Commercial Bank of China Ltd. (‘ICBC’)	2.3
Provides a broad range of personal and corporate commercial banking services across China. The bank’s businesses include deposit, loan, credit card, fund underwriting and trust, and foreign currency settlement and trading.

Ping An Insurance Group Co. ‘A’ ‘H’	2.1
Provides a variety of insurance service in China. The Company writes property, casualty, and life insurance. Ping An Insurance also offers financial services.

Sands China Ltd.	1.9
Develops, owns and operates integrated resorts and casinos in Macau. The company also owns convention and exhibition halls in Macau and retail malls.

10	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

INVESTMENT PORTFOLIO

AT JUNE 30, 2014 (Unaudited)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK (unless otherwise noted)
CHINA (55.2%)
Airlines (0.5%)
China Eastern Airlines Corp., Ltd. (a)	1,734,000	534,716

Auto Components (1.1%)
Fuyao Glass Industry Group Co., Ltd., ‘A’	305,000	412,893
Huayu Automotive Systems Co., Ltd., ‘A’	171,000	269,521
Minth Group Ltd.	276,000	536,303

		1,218,717

Automobiles (1.7%)
Chongqing Changan Automobile Co., Ltd.	360,019	710,711
Chongqing Changan Automobile Co., Ltd., ‘A’	122,902	243,823
Great Wall Motor Co., Ltd.	143,000	531,379
SAIC Motor Corp., Ltd., ‘A’	176,200	434,466

		1,920,379

Banks (11.7%)
Agricultural Bank of China Ltd.	1,178,000	519,813
Agricultural Bank of China Ltd., ‘A’ (a)	4,335,000	1,760,548
China Construction Bank Corp. (a)	5,582,000	4,220,494
China Construction Bank Corp., ‘A’ (a)	2,152,100	1,432,421
China Minsheng Banking Corp., Ltd.	2,101,900	1,903,816
Industrial & Commercial Bank of China Ltd.	4,029,930	2,547,824
Ping An Bank Co., Ltd., ‘A’	336,000	536,625

		12,921,541

Capital Markets (2.9%)
China Cinda Asset Management Co., Ltd. (a)	2,589,000	1,286,082
CITIC Securities Co., Ltd., ‘A’	459,937	849,457
Haitong Securities Co., Ltd.	589,600	914,403
Sinolink Securities Co., Ltd., ‘A’	66,931	214,330

		3,264,272

Chemicals (0.5%)
Tianhe Chemicals Group Ltd. (a)(e)	2,302,000	617,795

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Commercial Services & Supplies (0.3%)
Beijing Originwater Technology Co., Ltd., ‘A’	67,130	316,447

Diversified Financial Services (0.2%)
Avic Capital Co., Ltd., ‘A’	88,000	227,907

Electrical Equipment (0.2%)
NARI Technology Development Co., Ltd., ‘A’	103,980	223,377

Electronic Equipment, Instruments & Components (2.4%)
AAC Technologies Holdings, Inc.	250,500	1,630,590
Hangzhou Hikvision Digital Technology Co., Ltd., ‘A’	193,380	527,938
Shenzhen Evenwin Precision Technology Co., Ltd., ‘A’	58,000	205,828
Shenzhen O-film Tech Co., Ltd., ‘A’	70,664	244,050

		2,608,406

Energy Equipment & Services (1.5%)
China Oilfield Services Ltd.	534,000	1,284,290
Yantai Jereh Oilfield Services Group Co., Ltd., ‘A’	76,981	499,353

		1,783,643

Food & Staples Retailing (0.4%)
Jointown Pharmaceutical Group Co., Ltd., ‘A’	86,402	186,450
Shanghai Jinfeng Wine Co., Ltd., ‘A’	154,982	194,820

		381,270

Food Products (2.9%)
Honworld Group Ltd. (e)	445,000	303,733
Inner Mongolia Yili Industrial Group Co., Ltd., ‘A’ (a)	90,436	482,714
Tingyi Cayman Islands Holding Corp.	360,000	1,007,948
Want Want China Holdings Ltd.	1,022,000	1,468,967

		3,263,362

Health Care Providers & Services (1.2%)
iKang Healthcare Group, Inc. ADR (a)	35,779	620,408
Phoenix Healthcare Group Co., Ltd.	529,500	797,967

		1,418,375

Hotels, Restaurants & Leisure (0.5%)
China CYTS Tours Holding Co., Ltd., ‘A’	68,995	242,177

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	11

INVESTMENT PORTFOLIO

AT JUNE 30, 2014 (Unaudited) (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
Hotels, Restaurants & Leisure — continued
MGM China Holdings Ltd.	94,000	326,254

		568,431

Household Durables (1.3%)
BesTV New Media Co., Ltd., ‘A’	58,000	299,394
GoerTek, Inc., ‘A’	130,336	559,993
Gree Electric Appliances, Inc., ‘A’	65,501	310,879
Midea Group Co., Ltd., ‘A’	63,000	196,158

		1,366,424

Independent Power & Renewable Electricity Producers (1.3%)
China Longyuan Power Group Corp.	815,000	884,361
Huaneng Renewables Corp. Ltd.	1,706,000	563,501

		1,447,862

Insurance (4.0%)
China Pacific Insurance Group Co., Ltd.	598,000	2,110,252
Ping An Insurance Group Co. of China Ltd.	144,500	1,118,652
Ping An Insurance Group Co. of China Ltd., ‘A’	186,776	1,184,169

		4,413,073

Internet & Catalog Retail (0.9%)
JD.com, Inc. ADR (a)	34,377	980,088

Internet Software & Services (6.8%)
Leshi Internet Information &
Technology Corp., ‘A’	27,000	191,023
Tencent Holdings Ltd.	445,500	6,794,243
YY, Inc. ADR (a)	7,006	528,953

		7,514,219

IT Services (0.3%)
Beijing eGOVA Co., Ltd., ‘A’	40,296	209,955
Wonders Information Co., Ltd., ‘A’	58,632	173,392

		383,347

Machinery (1.2%)
Anhui Heli Co., Ltd., ‘A’	159,445	252,851
China Conch Venture Holdings Ltd.	440,000	968,518
Zhangjiagang Furui Special Equipment Co., Ltd., ‘A’	20,430	168,445

		1,389,814

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Media (0.3%)
Poly Culture Group Corp., Ltd. (a)	92,300	327,499

Oil, Gas & Consumable Fuels (4.2%)
China Petroleum & Chemical Corp.	2,893,400	2,758,855
China Petroleum & Chemical Corp., ‘A’	490,000	416,164
CNOOC Ltd.	783,000	1,406,296

		4,581,315

Personal Products (0.4%)
Shanghai Jahwa United Co., Ltd., ‘A’	68,211	402,890

Pharmaceuticals (1.3%)
Changchun High & New Technology Industries, Inc., ‘A’	14,550	190,639
Jiangsu Hengrui Medicine Co., Ltd., ‘A’	74,745	399,443
Shanghai Fosun Pharmaceutical Group Co., Ltd., ‘A’	143,500	466,924
Tasly Pharmaceutical Group Co., Ltd., ‘A’	65,447	408,925

		1,465,931

Real Estate Management & Development (3.8%)
China Vanke Co., Ltd. (a)	771,100	1,369,005
China Vanke Co., Ltd., ‘A’	1,112,000	1,482,069
E-House China Holdings Ltd. ADR	49,000	423,850
Poly Real Estate Group Co., Ltd., ‘A’	595,950	476,376
Sunac China Holdings Ltd.	1,008,000	570,954

		4,322,254

Road & Rail (0.2%)
Daqin Railway Co., Ltd., ‘A’	179,980	183,026

Semiconductors & Semiconductor Equipment (0.2%)
Sanan Optoelectronics Co., Ltd., ‘A’	53,300	201,260

Software (0.8%)
Cheetah Mobile, Inc. ADR (a)	27,810	590,684
Yonyou Software Co., Ltd., ‘A’	134,323	304,581

		895,265

Water Utilities (0.2%)
Sound Environmental Co., Ltd., ‘A’	78,634	289,571

TOTAL CHINA		61,432,476

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
HONG KONG (29.9%)
Auto Components (0.4%)
Xinyi Glass Holdings Ltd.	726,000	426,210

Banks (2.7%)
BOC Hong Kong Holdings Ltd.	423,500	1,226,721
Dah Sing Financial Holdings Ltd.	274,569	1,452,484
HSBC Holdings plc	35,836	363,428

		3,042,633

Commercial Services & Supplies (1.2%)
China Everbright International Ltd.	898,000	1,283,784

Distributors (0.4%)
Dah Chong Hong Holdings Ltd.	646,000	385,913

Diversified Telecommunication Services (1.0%)
China Unicom Hong Kong Ltd.	730,000	1,128,381

Gas Utilities (1.1%)
China Resources Gas Group Ltd.	394,000	1,240,401

Hotels, Restaurants & Leisure (4.6%)
Galaxy Entertainment Group Ltd.	170,000	1,359,930
Melco Crown Entertainment Ltd. ADR	32,426	1,157,933
REXLot Holdings Ltd.	3,448,240	404,869
Sands China Ltd.	284,800	2,151,507
Tsui Wah Holdings Ltd.	200,000	97,027

		5,171,266

Industrial Conglomerates (3.0%)
Hutchison Whampoa Ltd.	191,000	2,612,252
Shun Tak Holdings Ltd. (a)	1,284,000	651,079

		3,263,331

Insurance (4.0%)
AIA Group Ltd.	895,600	4,500,880

Marine (0.6%)
Orient Overseas International Ltd.	144,000	705,099

Multiline Retail (0.6%)
Lifestyle International Holdings Ltd.	326,000	638,506

Pharmaceuticals (0.6%)
Sino Biopharmaceutical Ltd.	784,000	635,260

Real Estate Investment Trusts (REITs) (0.5%)
Yuexiu Real Estate Investment Trust	1,201,000	581,099

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
Real Estate Management & Development (5.9%)
Cheung Kong Holdings Ltd.	119,000	2,111,181
China Overseas Land & Investment Ltd.	514,000	1,246,800
Hongkong Land Holdings Ltd.	138,000	920,460
New World Development Co., Ltd.	783,775	891,941
Swire Properties Ltd.	250,200	731,192
Wharf Holdings Ltd.	91,400	658,046

		6,559,620

Road & Rail (0.4%)
MTR Corp., Ltd.	127,000	489,130

Semiconductors & Semiconductor Equipment (0.8%)
GCL-Poly Energy Holdings Ltd. (a)	2,674,000	893,587

Textiles, Apparel & Luxury Goods (0.6%)
Samsonite International S.A.	201,900	665,584

Transportation Infrastructure (0.6%)
China Merchants Holdings International Co., Ltd.	218,000	680,687

Water Utilities (0.9%)
Beijing Enterprises Water Group Ltd.	1,450,000	969,111

TOTAL HONG KONG		33,260,482

TAIWAN (24.8%)
Banks (0.8%)
E.Sun Financial Holding Co., Ltd.	1,388,793	890,729

Chemicals (0.8%)
China Steel Chemical Corp.	130,000	842,488

Diversified Financial Services (1.3%)
Fubon Financial Holding Co., Ltd.	967,989	1,398,912

Electronic Equipment, Instruments & Components (4.0%)
Delta Electronics, Inc.	277,000	2,017,801
Innolux Corp. (a)	1,975,430	926,252
Largan Precision Co., Ltd.	20,000	1,594,213

		4,538,266

Food & Staples Retailing (1.0%)
President Chain Store Corp.	141,000	1,128,642

Health Care Equipment & Supplies (0.9%)
Intai Technology Corp.	59,000	391,252
St Shine Optical Co., Ltd.	22,000	543,774

		935,026

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	13

INVESTMENT PORTFOLIO

AT JUNE 30, 2014 (Unaudited) (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCK — continued
Insurance (0.8%)
China Life Insurance Co., Ltd.	908,000	837,812

Internet Software & Services (0.8%)
PChome Online, Inc.	80,025	887,142

Leisure Products (1.0%)
Johnson Health Tech Co., Ltd.	120,192	380,808
Merida Industry Co., Ltd.	119,000	789,135

		1,169,943

Metals & Mining (0.4%)
China Steel Corp.	507,000	426,207

Real Estate Management & Development (0.9%)
Huaku Development Co., Ltd. (a)	145,000	347,227
Ruentex Development Co., Ltd.	348,992	632,342

		979,569

Semiconductors & Semiconductor Equipment (10.9%)
Advanced Semiconductor Engineering, Inc.	1,252,802	1,630,094
Chipbond Technology Corp.	214,000	376,281
MediaTek, Inc.	87,000	1,471,465
Sino-American Silicon Products, Inc. (a)	312,000	565,316
Taiwan Semiconductor Manufacturing Co., Ltd.	1,924,057	8,151,692

		12,194,848

Technology Hardware, Storage & Peripherals (0.8%)
Asustek Computer, Inc.	52,000	579,945
Quanta Computer, Inc.	95,000	276,810

		856,755

Textiles, Apparel & Luxury Goods (0.4%)
Pou Chen Corp.	386,000	464,756

TOTAL TAIWAN		27,551,095

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
INVESTMENT COMPANY
HONG KONG (1.5%)
JPMorgan China Pioneer A-Share Fund (a)*	71,206	1,636,320

TOTAL INVESTMENTS (111.4% of Net Assets) (Cost $102,801,859)		123,880,373

Liabilities in excess of other assets (-11.4% of Net Assets)		(12,643,237)

NET ASSETS (100.0%)		111,237,136

As of June 30, 2014, aggregate cost for Federal income tax purposes was $102,801,859. The aggregate unrealized gain for all securities is as follows
Excess of value over cost	25,028,974
Excess of cost over value	(3,950,460)

Net unrealized gain	21,078,514

*	No advisor’s fee is levied on this investment. Please refer to note 4.i on page 22 for further information.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

ADR –	American Depositary Receipt

(a)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

A	China A shares (see note 7.iii on page 24)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2014 (Unaudited)

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $101,179,531)	122,244,053
Investments in affiliates, at value (cost $1,622,328)	1,636,320

Total investments, at value (cost $102,801,859)	123,880,373
Cash	220,240
Foreign currency, at value (cost $2,560,509)	2,570,816
Deposits at broker (See Note 7.iii.)	28,426
Receivable for securities sold	167,352
Dividends receivable	480,279

Total Assets	127,347,486

LIABILITIES:
Loan payable to bank (See Note 6)	15,000,000
Payables
Payable for securities purchased	368,104
Accrued liabilities
Deferred China capital gains tax	472,779
Other	88,689
Administration fees	65,694
Custodian and accounting fees	56,348
Directors’ fees and expenses	28,502
Investment advisory fees	22,043
Interest on loan	8,191

Total Liabilities	16,110,350

Net Assets	111,237,136

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,994,145
Undistributed net investment income	1,081,040
Accumulated realized loss on investments and foreign currency transactions	(9,944,157)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	21,041,632

Net Assets	111,237,136

Net Asset Value Per Share ($111,237,136 ÷ 6,447,637)	17.25

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	15

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $87,137)	1,704,092
Interest income from non-affiliates	4,044

Total Investment Income	1,708,136

EXPENSES:
Investment advisory fees	570,685
Directors’ fees and expenses	174,943
Interest expense to non-affiliates (See Note 6)	114,434
Custodian and accounting fees	92,203
Legal fees	57,905
Administration fees	43,820
Audit fees	35,675
Insurance fees	25,038
Shareholder service fees	15,296
Other expenses	15,151
NYSE listing fees	12,610
Shareholder report fees	3,796

Net Expenses	1,161,556

Net Investment Income	546,580

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates (net of China tax of $66,072 on realized gain)	942,640
Foreign currency transactions	(40,508)

Net realized gain (loss)	902,132

Net change in unrealized appreciation/depreciation
Investments in non-affiliates (net of China tax of $122,042 on unrealized appreciation)	(1,445,986)
Investments in affiliates	(207,430)
Foreign currency translations	6,243

Change in net unrealized appreciation/depreciation	(1,647,173)

Net realized and unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(745,041)

Net decrease in net assets resulting from operations	(198,461)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Six Months Ended June 30, 2014 (Unaudited) (in US$)	Year Ended December 31, 2013 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	546,580	641,115
Net realized gain (loss) on investment transactions	902,132	5,738,325
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(1,647,173)	6,159,859

Net increase (decrease) in net assets resulting from operations	(198,461)	12,539,299

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	—	(831,745)

Total distributions to shareholders	—	(831,745)

Total increase (decrease) in net assets	(198,461)	11,707,554

NET ASSETS:
Beginning of period	111,435,597	99,728,043

End of period (including undistributed net investment income of $1,081,040 and $534,460, respectively)	111,237,136	111,435,597

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	17

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2014 (Unaudited)

(in US$)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	(198,461)
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(42,932,633)
Proceeds from disposition of investment securities	43,404,827
Change in unrealized (appreciation)/depreciation on investments	1,775,458
Net realized (gain)/loss on investments	(1,008,715)
Decrease in deposits at broker	709
Decrease in receivable for investment securities sold	460,561
Increase in dividends receivable	(479,500)
Increase in payable for investment securities purchased	212,322
Decrease in Deferred China capital gains tax	(55,971)
Increase in accrued expenses and other liabilities	95,838

Net cash provided (used) by operating activities	1,274,435

Net increase/decrease in cash	1,274,435

Cash:
Beginning of period (including foreign currency of $1,497,939)	1,516,621

End of period (including foreign currency of $2,570,816)	2,791,056

Supplemental disclosure of cash flow information:

For the six month period, the Fund paid $110,960 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For Six Months Ended June 30, 2014 (Unaudited) (in US$)	For Year Ended December 31, 2013 (in US$)	For Year Ended December 31, 2012 (in US$)	For Year Ended December 31, 2011 (in US$)	For Year Ended December 31, 2010 (in US$)	For Year Ended December 31, 2009 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	17.28	15.47	12.75	17.41	15.27	9.50

Net investment income	0.08	0.10	0.08	0.14	0.05	0.02
Net realized and unrealized gain (loss)	(0.11)	1.84	2.74	(4.70)	2.11	5.81

Total from investment operations	(0.03)	1.94	2.82	(4.56)	2.16	5.83

Dividends from net investment income	—	(0.13)	(0.10)	(0.10)	(0.02)	(0.06)

Net asset value, end of period	17.25	17.28	15.47	12.75	17.41	15.27

Market value, end of period	15.18	15.16	14.00	11.02	15.79	13.78

Total Investment Return
Per share market value *	0.2%	9.2%	28.2%	(29.6%)	14.7%	57.8%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	111,237,136	111,435,597	99,728,043	82,226,478	112,248,790	98,457,230
Ratio of total expenses to average net assets	2.21%	2.26%	2.11%	1.89%	1.99%	2.12%
Ratio of total expenses to average net assets, excluding interest expense	1.99%	2.05%	2.04%	1.89%	1.99%	2.12%
Ratios of net investment income to average net assets	1.04%	0.61%	0.54%	0.87%	0.32%	0.19%
Portfolio turnover rate	35.9%	66.6%	85.8%	66.8%	76.1%	101.0%
Number of shares outstanding at end of period (in thousands)	6,448	6,448	6,448	6,448	6,448	6,448

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	19

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2014 (Unaudited)

1. Organization and Capital

JPMorgan China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

The Fund seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

Effective December 6, 2013, the JF China Region Fund, Inc. changed its name to JPMorgan China Region Fund, Inc.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the prevailing exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share (‘NAV’), with the exception of the JPMorgan China Pioneer A-Share Fund, which is valued at the current day’s closing bid price.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

20	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

The following table represents each valuation input as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$122,244,053	$1,636,320	$—	$123,880,373

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the Investment Portfolio. Level 2 consists of an open ended mutual fund. Please refer to the Investment Portfolio for industry specifics of portfolio holdings.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net unrealized appreciation/depreciation on investments. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	21

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2014 (Unaudited) (continued)

As described in Note 7.iii, the Fund invests in China A-shares, which are separately identified in the Investment Portfolio. Based upon its current interpretation of tax rules in China, the Fund records an estimated deferred tax liability for realized and unrealized gains on China A-share securities sold during, or held at the end of, the reporting period.

3. Investment Transactions

During the six months ended June 30, 2014, the Fund made purchases of $42,932,633 and sales of $43,404,827 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Adviser’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly managed gross assets. Investments in funds on which the Adviser or its affiliates charges a management fee are excluded from the calculation. The Investment Adviser has agreed to waive its entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

ii) During the six months ended June 30, 2014, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

iii) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Chase Bank, N.A. (“JPMCB”), an indirect, wholly-owned subsidiary of JPMorgan (the “Administrator”), provides certain administration services to the Fund. For the six months ended June 30, 2014, the Fund paid an administration fee of $43,820 in respect of tax, compliance, financial reporting and regulatory services.

JPMCB provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. In consideration of the accounting services, JPMCB receives a fee accrued daily and paid monthly at the annual rate of 0.02% of the first $12.5 billion of the average daily net assets of all funds in the JPMorgan International Fund Complex and 0.0175% of the average daily net assets in excess of $12.5 billion of all such funds subject to a minimum annual fee of $35,000. The custodian fees are split between safekeeping and transaction changes and vary by market.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof, an annual fee of $24,100, the Audit Committee Chairman $28,500 and the Chairman $35,000 plus a $3,300 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. A per diem allowance of $2,000 per day, or $1,000 per half day, is paid to Directors in respect of time spent by Directors on Fund business outside normal Board and Committee meetings. The per diem allowance is subject to Board approval in advance. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

v) As of June 30, 2014, the Fund had two shareholders, City of London Investment and Lazard Asset Management, each holding more than 5% of the Fund’s outstanding shares, who held in aggregate approximately 60% of the Fund’s outstanding shares.

22	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

5. Capital Share Transactions

On September 6, 2013, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to NAV, any purchase of shares by the Fund has the effect of increasing the NAV of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i) Share Repurchase Program — On September 6, 2013, the Board renewed the Fund’s share repurchase authority up to 644,764 shares (10% of its then issued and outstanding shares) in the open market through September 4, 2014. Repurchases can be made only when the Fund’s shares are trading at less than NAV and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the six months ended June 30, 2014 and the years ended December 31, 2013 and December 31, 2012, the Fund did not repurchase any shares under the share repurchase program.

6. Borrowings

On February 25, 2013, the Fund renewed its financing arrangement with Scotiabank (Ireland) Ltd (the ‘Lender’), which was originally entered into on February 27, 2012. Under this arrangement, the Lender provides a secured, committed credit facility in the aggregate amount of $17.5 million to the Fund. No compensating balances are required. The Fund has paid an upfront loan arrangement fee of $17,500, as required under this agreement. Interest on borrowings, if any, will be payable at 1.25% plus the London Interbank Offered Rate (‘LIBOR’). Interest on unutilized amounts will be payable at 0.25% if the unutilized amounts are equal to or less than 50% of the committed amount and 0.35% if the unutilized amounts are greater than 50% of the committed amount. At June 30, 2014, the interest rate on outstanding borrowings was 1.40%. This agreement is in effect until February 25, 2015. The credit agreement governing the credit facility includes usual and customary covenants for this type of transaction.

Borrowings outstanding from the secured, committed credit facility and average borrowings from the credit facility for the six months ended June 30, 2014, were as follows:

Outstanding Borrowings at June 30, 2014	Weighted Average Borrowings For Days Drawn Upon	Average Interest Rate on Borrowings	Number of Days Outstanding	Interest Expense on Borrowings	Interest Expense on Unutilized Amounts
$15,000,000	$15,000,000	1.41%	181	$111,292	$3,142

The maximum borrowings during the six months ended June 30, 2014 was $15,000,000, from January 1, 2014 to June 30, 2014. Interest expense to non-affiliates in the Statement of Operations includes interest expense on borrowings and unutilized amounts during the six months ended June 30, 2014.

7. Risks and Uncertainties

i) China Region — Investing in securities of “China Region companies” may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are companies organized in the People’s Republic of China, the Hong Kong Special Administrative Region, the Macau Special Administrative Region or Taiwan (the “China Region”) or for which the principal securities trading market is in the China Region; or companies, regardless of where organized, which have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, the China Region. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At June 30, 2014, the Fund had 55.2%, 31.4% and 24.8%, based on net assets, of its total investments invested in China, Hong Kong and Taiwan, respectively.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	23

NOTES TO FINANCIAL STATEMENTS

AT JUNE 30, 2014 (Unaudited) (continued)

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Direct Investments in China A-share securities — The China Securities Regulatory Commission (“CSRC”) may grant qualified foreign institutional investor (“QFII”) licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange (“SAFE”). JF Asset Management Limited has a QFII license permitting it to invest a specific portion of the assets of certain funds (which may include the Fund) in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of QFIIs, the Chinese regulators require the general securities trading and settlement accounts to be maintained in the name of the QFII. As the Fund is permitted to invest in China A-shares, the Fund’s local custodian bank maintains a specific sub-account for the A-share investments in the name of the Fund. This amount is included in Deposits at broker in the Statement of Assets and Liabilities. However, there is a risk that creditors of the QFII and its affiliates (each, a “JP Morgan Affiliate”) may assert that a JP Morgan Affiliate, and not the Fund, has recourse against the securities and other assets in the account and/or sub-accounts. If a court upholds such an assertion, creditors of a JP Morgan Affiliate could seek payment from the Fund’s A-share investments.

Additional risks for the Fund’s A-share investments include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the China A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, net realized profits on fund investments in A-shares may only be repatriated under certain conditions and upon the approval of SAFE. Rules regarding taxation of investments in mainland China are unsettled and may be subject to change. Changes in the taxation of A-shares could materially affect the Fund’s performance.

iv) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

8. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. Management has reviewed the Funds tax positions for all open tax years and has determined that as of June 30, 2014, no liability for income tax is required in the fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had pre-enactment net capital loss carryforwards of $9,883,039, expiring during 2017, which are available to offset future realized gains.

24	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

The Fund held its annual stockholders’ meeting on May 8, 2014. At this meeting, stockholders re-elected Julian M.I. Reid to the Fund’s Board of Directors, the results of which are set out below.

I) Election of Director

Nominee	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Julian M.I. Reid	5,485,257	396,430	—	565,950	6,447,637

OTHER INFORMATION

Fundamental Investment Restriction on Borrowing

On May 12, 2011, shareholders of the Fund approved a change to the Fund’s fundamental investment restrictions to permit, inter alia, the Fund to borrow up to 20% of its net assets for investment purposes.

This gives the Investment Advisor flexibility to take advantage of additional investment opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. If the Fund borrows money, it may be exposed to additional risks. If the return on securities purchased with borrowed funds is less than the borrowing costs of those funds, then the use of borrowing will detract from Fund performance. In particular, borrowing will magnify losses in times of negative performance. Nonetheless, the Investment Advisor may maintain leverage if it expects that the long-term benefits to investors of maintaining leverage outweigh any current reduced return. Borrowing may also increase the Fund’s interest and other expenses. Finally, the use of borrowing would subject the Fund to additional restrictions imposed by lenders and the Investment Company Act of 1940 on the Fund’s investments.

The Investment Advisor will utilize borrowed monies at its discretion and under the supervision of the Board. The Investment Advisor has agreed to waive any entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

The entire text of the Fund’s fundamental investment restriction on borrowing is as follows:

“Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause shall not exceed 20% on the net assets of the Fund. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.”

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.jpmchinaregionfund.com.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	25

RESULTS OF THE ANNUAL STOCKHOLDERS‘ MEETING

(continued)

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3735; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the

Fund’s proxy voting record for the 12 month period ended June 30, 2014.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of May 30, 2014, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

26	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

FUND MANAGEMENT

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Class I Director	Three year term ends in 2015; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

Alexander R. Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Class II Director	Three year term ends in 2016; Director since 1994.	Director of Citic Pacific Limited (infrastructure), Cosco International Holdings Limited (shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels) and Octopus Cards Limited (financial services). Former Director of China Cosco Holdings Co. Limited (shipping) (retired May 2011).	1	See Principal Occupation.

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Class III Director	Three year term ends in 2017; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of J M Properties Limited (property).	1	See Principal Occupation.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	27

FUND MANAGEMENT

(continued)

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors (continued)

John R. Rettberg (September 1, 1937) 1 Beacon St. Boston, MA 02108 USA Class II Director	Term ends in 2016; Director since 2008	Former Trustee, JPMorgan Alternative Products mutual fund Board (1997-2009).	1	None.
Interested Director & President of the Fund

Simon J. Crinage (May 10, 1965) 60 Victoria Embankment London, EC4Y 0JP United Kingdom Class I Director and President	Term as Director ends in 2015; Director since May, 2009 & President since 2003	Managing Director, J.P. Morgan Asset Management.	1	Director of The Association of Investment Companies Limited and JF International Management Inc.

*	The Fund is the only fund in the Fund Complex.

28	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

Information pertaining to the officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Michael J. James (May 11, 1967) 8 Connaught Road Central/Hong Kong Treasurer	Since 2006**	Treasurer of the Fund; Executive Director, J.P. Morgan Asset Management.

Lucy Dina (January 15, 1977) 60 Victoria Embankment London EC4Y 0JP United Kingdom Secretary	Since 2013**	Secretary of the Fund; Associate, J.P. Morgan Asset Management.

Steve M. Ungerman (June 2, 1953) 270 Park Avenue New York Chief Compliance Officer	Since 2014**	Chief Compliance Officer of the Fund; Managing Director, J.P. Morgan Asset Management.

**	The officers of the Fund serve at the discretion of the Board.

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	29

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 30170

College Station, TX 77842-3170

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

30	JPMORGAN CHINA REGION FUND, INC.	JUNE 30, 2014

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board and Management Engagement Committee

Simon J. Crinage — Director and President Alexander R. Hamilton — Director and Chairman of the Audit Committee and Pricing Committee

Julian M. I. Reid — Director

John R. Rettberg — Director

Michael J. James — Treasurer

Lucy J. Dina — Secretary

Steve M. Ungerman — Chief Compliance Officer

Investment Advisor	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	JPMorgan Chase Bank, N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Dechert LLP New York: 1095 Avenue of the Americas New York, New York 10036 U.S.A.

Hong Kong: 27/F Henley Building 5 Queens Road Central Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 30170 College Station, TX 77842-3170 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jpmchinaregionfund.com

JUNE 30, 2014	JPMORGAN CHINA REGION FUND, INC.	31

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2014 All rights reserved. June 30.

ITEM 2. CODE OF ETHICS.

Not required for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required for this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable to a semiannual report.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form N-CSR.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not required for this filing.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not required for this filing.

(a)(4) Not required for this filing.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan China Region Fund, Inc.

By:	/s/ Simon Crinage
Simon Crinage President and Principal Executive Officer September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon Crinage
Simon Crinage President and Principal Executive Officer September 3, 2014

By:	/s/ Michael J. James
Michael J. James Treasurer and Principal Financial Officer September 3, 2014